Exhibit 10.21

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL

TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS

BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE

TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

AMENDMENT NO. 3 TO COKE SUPPLY AGREEMENT

THIS AMENDMENT NO. 3 TO COKE SUPPLY AGREEMENT (this “Amendment”), dated as of January 26, 2011, is made by and between JEWELL COKE COMPANY, L.P. (“Seller”), on one hand, and ARCELORMITTAL CLEVELAND INC. (f/k/a ISG Cleveland Inc.) and ARCELORMITTAL INDIANA HARBOR LLC (f/k/a ISG Indiana Harbor Inc.) (collectively, “Purchasers”), on the other hand.

RECITALS

WHEREAS, Seller and Purchasers are parties to that certain Amended and Restated Coke Supply Agreement dated October 28, 2003 (as amended, modified or otherwise supplemented, the “Coke Supply Agreement”); and

WHEREAS, Seller and Purchasers desire to amend the Coke Supply Agreement as set forth in this Amendment.

NOW THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, agree as follows:

1. Definitions. Except as otherwise provided herein, capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings set forth in the Coke Supply Agreement.

2. Amendment Effective Date. The effective date of this Amendment shall be January 1, 2011 (the “Amendment Effective Date”).

3. Amendments.

3.1 Effective on and as of the Amendment Effective Date, the following new definition shall be added to Article I of the Coke Supply Agreement:

1.5A “Jewell Base Coal Cost” means:

(a) in the event that the Haverhill Coal Committee decides to purchase at least ***** of the Coal Blend volumes on an annual basis (including coals purchased from Affiliates of Seller and Purchasers), the weighted average FOB mine price per Ton of the agreed upon Coal Blend for a given Contract Year selected in good faith pursuant to Article IV of the Haverhill Agreement

(excluding coals purchased from Affiliates of Seller and Purchasers); or

(b) in the event that the Haverhill Coal Committee decides to purchase less than ***** of the Coal Blend volumes on an annual basis (including coals purchased from Affiliates of Seller and Purchasers), a proxy FOB mine price per Ton agreed upon by the Parties based upon the annually contracted non-Affiliate coal tonnage at Haverhill and other quotes for non-Affiliate coal tonnage that could have been included in the Haverhill Coal Blend collected pursuant to Article IV of the Haverhill Agreement; provided, that failing agreement, such dispute shall be resolved by the Third Party Consultant pursuant to the terms of Section 4.2(b) of the Haverhill Agreement.

The Jewell Base Coal Cost shall be calculated on or before December 30 of the previous Contract Year for the given Contract Year. In the event that, for any reason the Jewell Base Coal Cost for an upcoming Contract Year cannot be determined by December 31st, the previous Contract Year’s Jewell Base Coal Cost shall apply until such determination is made at which time such determination will be applied retroactively to January 1St of such Contract Year. The Jewell Base Coal Cost shall be subject to periodic adjustment in any given Contract Year, if the underlying coal purchase agreements for the Coal Blend provide for the periodic adjustment of the purchase price (e.g., quarterly pricing). As used in this definition, the terms “Coal Committee” and “Coal Blend” shall have the meanings set forth in the Haverhill Agreement.

1.5B “Jewell Coal Cost” means *****.

3.2 Take or Pay Term.

(a) The Parties have agreed to extend the term of the Coke Supply Agreement through December 31, 2020 and eliminate the Requirements Term. Effective on and as of the Amendment Effective Date, Sections 2.1 and 2.2 of the Coke Supply Agreement are hereby deleted in their entirety and replaced by the following:

2.1 Take or Pay Term. This Agreement shall be effective as of the date of execution hereof and shall continue in full force and effect through December 31, 2020 (the “Take or Pay Term”), unless terminated earlier in accordance with other provisions of this Agreement.

(b) Effective on and as of the Amendment Effective Date, the following sections and schedule are hereby deleted in their entirety and replaced as set forth below each such section reference:

(i)	Section 1.7:

1.7	[RESERVED]

(ii)	Section 3.1:

3.1	[RESERVED]

(iii)	Section 3.5:

3.5         Breeze. Jewell shall retain all Breeze for its own account, and Jewell shall retain all proceeds from the sale or other disposition of such Breeze. Provided, however, for each complete calendar year following 2004 and transpiring through the Take or Pay Term, Purchasers may, at their option, purchase Breeze for the market price therefore FOB the Coke Plant in effect as of the date Purchasers exercise that option. In order to exercise that option, Purchasers must collectively notify Jewell, in Writing, of their exercise thereof at least one hundred eighty (180) calendar days prior to the commencement of the applicable calendar year.

(iv)	Section 4.2:

4.2	[RESERVED]

(v)	Schedule 3.1(a):

Schedule 3.1(a)

[RESERVED]

(c) Effective on and as of the Amendment Effective Date, footnote 7 on Schedule 5.2 of the Coke Supply Agreement is hereby deleted in its entirety and replaced by the following:

7 From January 1, 2013 through the expiration of the Take or Pay Term.

3.3 Fixed Cost Per Ton of Coke. The Parties agree to increase the Fixed Cost per Ton of Coke to $*****. Effective on and as of the Amendment Effective Date, Section

3.2(a) of the Coke Supply Agreement is hereby deleted in its entirety and replaced by the following:

(a) Fixed Cost per Ton of Coke. The Fixed Cost per Ton of Coke shall be *****, and shall not be subject to any escalation or decrease.

3.4 Variable Cost Per Ton of Coke. The Parties agree to increase the Variable Cost per Ton of Coke to $*****. Effective on and as of the Amendment Effective Date, Section 3.2(b) of the Coke Supply Agreement is hereby deleted in its entirety and replaced by the following:

(b) Variable Cost per Ton of Coke. The Variable Cost per Ton of Coke from January 1, 2011 through December 31, 2011 shall be *****. Beginning January 1, 2012 and each January 1st thereafter throughout the Take or Pay Term, the Variable Cost per Ton of Coke is subject to increase or decrease annually based upon the corresponding percentage increase or decrease in the Variable Cost Index.

3.5 Coal Cost per Ton of Coke. The Parties agree to eliminate the Coal Cost Basis and agree that Coal Cost per Ton of Coke under the Agreement shall be calculated as set forth below. Effective on and as of the Amendment Effective Date, Section 3.2(c) of the Coke Supply Agreement is hereby deleted in its entirety and replaced by the following:

(c) Coal Cost per Ton of Coke.

(i) The Coal Cost per Ton of Coke shall be calculated annually, subject to any periodic adjustment to the Jewell Base Coal Cost as provided in Section 1.5A hereof. The Coal Cost per Ton of Coke is (i) the Jewell Coal Cost divided by (ii) the product of: (x) the Jewell Coal Moisture Adjustment, (y) the Coal Handling Losses Adjustment, and (z) the Guaranteed Coke Yield Percentage.

(ii) “Jewell Coal Moisture Adjustment” shall be calculated in accordance with the following formula:

        Jewell Coal Moisture Adjustment = *****

(iii) “Jewell Coal Handling Losses Adjustment” shall be fixed at *****%, and shall be accounted in accordance with the following formula:

        Jewell Coal Handling Losses Adjustment = *****

(iv) The Guaranteed Coke Yield Percentage is the “Guaranteed Coke Yield Percentage” for the Coal Blend

for the given Contract Year as calculated in the Haverhill Agreement.

Schedule 3.2(c) contains an example of this Coal Cost per Ton of Coke calculation.

(d) Effective on and as of the Amendment Effective Date, the references to “Coal Costs” in Sections 3.4(b) and 3.4(c) shall be amended to read “Coal Cost per Ton of Coke”.

3.6 Coke Supply and Purchase Obligation. The Parties have agreed that any Coke loaded into rail cars and released for shipment or placed into stockpile at the direction of any Purchaser shall be included in the determination of the Coal Supply and Purchase Obligation. Effective on and as of the Amendment Effective Date, the following sentence shall be added to the end of Section 4.1:

For each Contract Year, Coke loaded into rail cars and released for shipment or placed into stockpile at the direction of any Purchaser during such Contract Year shall count towards satisfying the Coke Supply and Purchase Obligation for such Contract Year.

4. Miscellaneous.

4.1 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

4.2 Governing Law. This Amendment shall be construed in accordance with and governed by, the laws of the State of Ohio without regard to its conflicts of law provisions, and the rights and remedies of the Parties hereunder will be determined in accordance with such laws. Any action or proceeding brought under or pursuant to this Amendment shall be brought in either the Cuyahoga County Court of Common Pleas in Cuyahoga County, Ohio, or the United States District Court for the Northern District of Ohio.

4.3 Captions. The captions and headings in this Amendment are for convenience of reference purposes only and have no legal force or effect. Such captions and headings shall not be considered a part of this Amendment for purposes of interpreting, construing or applying this Amendment and will not define, limit, extend, explain or describe the scope or extent of this Amendment or any of its terms and conditions.

4.4 Terms and Conditions of the Coke Agreement. Except as expressly modified hereby, all terms and conditions of the Coke Supply Agreement remain in full force and effect and are hereby in all respects ratified and confirmed.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first set forth above.

JEWELL COKE COMPANY, L.P.

By:	Jewell Coke Acquisition Company,
its General Partner

By:	/s/ Frederick A. Henderson
	Name:	Frederick A. Henderson
	Title:	Authorized Signatory

ARCELORMITTAL INDIANA HARBOR LLC

By:	/s/ Om Mandhana
	Name:	Om Mandhana
	Title:	Vice President

ARCELORMITTAL CLEVELAND INC.

By:	/s/ Om Mandhana
	Name:	Om Mandhana
	Title:	Vice President

[AMENDMENT NO. 3 TO COKE PURCHASE AGREEMENT]

SCHEDULE 3.2(c)

Jewell Coal Cost Per Ton of Coke Example*

For the Year of XXXX

	All Haverhill Coals					Non-Affiliate Coals
	Tons Purchased		Volatile Matter (%)	FOB Mine Price ($/ton)		Tons Purchased		FOB Mine Price ($/ton)

Coal 1	$	*****	*****	$	*****	$	*****	$	*****

Coal 2		*****	*****	$	*****		*****	$	*****

Coal 3		*****	*****	$	*****		*****	$	*****

Coal 4 - Affiliate Coal		*****	*****	$	*****

…

Coal N

Total/Weighted Average		*****	*****			$	*****		*****	$	*****

Plus $*****/ton	$	*****

Jewell Coal Cost	$	*****

Prior year actual average moisture content of Coal Blend Tonnage (for all Haverhill Coals)		*****

Jewell Coal Moisture Adjustment		*****

Coal Handling Losses %		*****

Jewell Coal Handling Losses Adjustment		*****

Guaranteed Coke Yield based on current year Coal Blend (for all Haverhill Coals)		*****

Jewell Coal Cost Per Ton of Coke	$	*****

NOTES:

*	For the avoidance of doubt, with the exception of Coal Handling Losses which are fixed a *****%, the figures in this Schedule are for illustration purposes only and will be adjusted according to the Agreement.